PACE® Select Advisors Trust

August 9, 2017

Supplement to the summary prospectus relating to Class A, Class C and Class Y shares (the "Summary Prospectus"), dated November 28, 2016, as supplemented.

Includes:

•  PACE® Alternative Strategies Investments

Dear Investor,

The purpose of this supplement is to update certain information for PACE Alternative Strategies Investments (the "Fund"), a series of PACE Select Advisors Trust. This supplement discloses variations to sales load waivers and discounts that would apply to investors that purchase Class A or Class C shares of the Fund through a single intermediary or category of multiple intermediaries.

Effective immediately, the Summary Prospectus is hereby revised as follows:

The section captioned "Fees and expenses of the fund" on page 1 of the Summary Prospectus is revised by adding the following sentences as the last two sentences of the first paragraph of that section:

Different intermediaries and financial professionals may make available different sales charge waivers or discounts. These variations are described in Appendix A on page A-1 of this prospectus (Intermediary-Specific Sales Charge Waivers and Discounts).

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.

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